MET INVESTORS SERIES TRUST

Supplement dated November 23, 2011

to the

Summary Prospectus and Prospectus dated May 1, 2011

BATTERYMARCH GROWTH AND INCOME PORTFOLIO

On November 9, 2011, the Board of Trustees of the Met Investors Series Trust (the “Trust”) approved a proposal to reorganize the Batterymarch Growth and Income Portfolio (“Batterymarch Portfolio”), a series of the Trust, into the MetLife Stock Index Portfolio (“Index Portfolio”), a series of Metropolitan Series Fund, Inc. The reorganization is subject to, among other conditions, approval by shareholders of the Batterymarch Portfolio. If the shareholders of the Batterymarch Portfolio approve the proposal, the Batterymarch Portfolio will transfer all of its assets and liabilities to the Index Portfolio in exchange for shares of the Index Portfolio and the Batterymarch Portfolio shareholders will receive shares of the Index Portfolio in exchange for their Batterymarch Portfolio shares. If approved, the reorganization is proposed to take place on or about May 1, 2012.